PROACTIVE
                             ASSET ALLOCATION FUNDS


                                     [LOGO]




                         THE OPTI-FLEX(R) DYNAMIC FUND


                               SEMI-ANNUAL REPORT


                                  JUNE 30, 2000



                             [PHOTO] Sunset over sea



                 This report has been prepared for shareholders
               and may be distributed to others only if preceded
                    or accompanied by a current prospectus.

                          THE OPTI-FLEX(R) DYNAMIC FUND

                                                               August 2, 2000
Dear Fellow OPTI-FLEX(R)DYNAMIC FUND Shareholder:

ALTHOUGH THE NET ASSET VALUE OF OUR OPTI-FLEX(R) DYNAMIC FUND (OPTIX) SHARES DECREASED IN VALUE BY 1.84% DURING THE FIRST SIX MONTHS OF 2000, OUR DECLINE WAS LESS THAN HALF THE DECLINE OF OUR BENCHMARK, THE DOW JONES WORLD STOCK INDEX (DJW-X), WHICH DECLINED BY 3.82% FOR THE SAME SIX-MONTH PERIOD. As you can see from the table below, our Fund performance is exceeding our benchmark, slightly since inception, and significantly for the last 3 and 2-year periods. FOR THE LAST 1-YEAR PERIOD, THE 38.2% TOTAL RETURN OF OUR FUND MORE THAN TRIPLED THE PERFORMANCE OF OUR BENCHMARK:

          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING JUNE 30, 2000

       SINCE INCEPTION (10/01/96)  LAST 3-YEAR PERIOD   LAST 2-YEAR PERIOD   LAST 1-YEAR PERIOD
       ---------------             ------------------   ------------------   ------------------
OPTIX      +15.7%                         +16.1%              +24.9%               +38.2%
DJW-X      +15.3%                         +13.1%              +12.3%               +10.4%

According to the HTTP://BIZ.YAHOO.COM/P/TOPS/58.HTML web page of 7/1/2000, based on information provided by MORNINGSTAR, OPTIX IS IN THE TOP 1% OF ALL MUTUAL FUNDS IN OUR CATEGORY OF 712 DOMESTIC HYBRID FUNDS FOR THE 1-YEAR PERIOD ENDING JUNE 30, 2000.

Our OPTIX performance for the 1-year period ending June 30, 2000 continues to place us in the TOP 20% OF ALL 2,534 MUTUAL FUNDS AND INDICES IN THE FASTTRACK database. Our Fund was ALSO # 2 AMONG THE 30 FUNDS OF FUNDS and # 3 AMONG THE 93 ASSET ALLOCATION FUNDS in the FastTrack database for the 1-year period.

ACCORDING TO THE FUNDS OF FUNDS ASSOCIATION, at WWW.FUNDSOFFUNDS.ORG, based on data provided by LIPPER ANALYTICAL SERVICES, INC., FOR THE 1-YEAR PERIOD ENDING JUNE 30, 2000:

o OPTI-FLEX(R) DYNAMIC FUND IS # 1 OF 24 FUNDS OF FUNDS IN THE CONSERVATIVE ALLOCATION CATEGORY. (We actually more than doubled the performance of the # 2 fund in the Conservative Allocation Category.) (Our Fund's 1-year performance was also ahead of all 28 Funds of Funds in the Moderate Allocation Category and was even ahead of 28 of 29 Funds of Funds in the Aggressive Allocation Category.)

o OPTIX IS ALSO # 1 OF 20 FUNDS OF FUNDS IN THE CONSERVATIVE ALLOCATION CATEGORY FOR THE LAST 3-YEAR PERIOD.

Past performance does not guarantee future results. We invite you to check our current Fund price, our year-to-date performance, our Fund Facts, our current prospectus and shareholder communications at anytime on our website at WWW.PROACTIVE-INC.COM. WE EXPECT STOCK MARKET CONDITIONS TO CONTINUE TO BE VOLATILE IN THE PERIOD AHEAD, AND HAVE, THEREFORE, SIGNIFICANTLY REDUCED OUR NORMAL INVESTMENT POSITIONS AND HAVE ADDED THE PROCEEDS TO FUNDS AND STRATEGIES THAT WE EXPECT TO PERFORM WELL IN CHOPPY PERIODS. WE WILL, OF COURSE, CONTINUE TO MAKE CHANGES IN OUR INVESTMENT PORTFOLIO AS WE DEEM APPROPRIATE FOR OUR STATED GOAL OF "SEEKING TO PROVIDE AN ABOVE AVERAGE TOTAL RETURN OVER THE LONG-TERM CONSISTENT WITH EXHIBITING LESS INVESTMENT RISK THAN A PORTFOLIO CONSIST- ING ONLY OF COMMON STOCKS."

NEW ACCOUNTS WITH OUR FUND CAN BE OPENED WITH AS LITTLE AS $1,000 ($500 FOR
IRAS). If you or friends or relatives have earned income, you and/or they may want to consider establishing an IRA. Contributions can be made now for the year 2000 for a Roth or Traditional IRA. YOU MAY ALSO WANT TO CONSIDER ESTABLISHING EDUCATION IRAS FOR YOUR CHILDREN OR GRANDCHILDREN. Our Fund Advisor, PROACTIVE MONEY MANAGEMENT, INC., decided to pay the $8 annual IRA fee for all our Fund client accounts in 1999, as well as the $10 annual fee for accounts below $10,000. They have decided to pay the same fees for the year 2000. PLEASE LET YOUR REPRESENTATIVE OR US KNOW IF YOU HAVE ANY QUESTIONS OR IF WE CAN ASSIST YOU IN ANY WAY. THANK YOU FOR THE CONFIDENCE YOU CONTINUE TO PLACE IN US.

Sincerely yours,

/s/ C. Martin Unterreiner

C. Martin Unterreiner, OPTI-FLEX(R)Portfolio Manager

Statistical information herein reflects reinvestment of dividends and capital gains and was derived from sources believed to be reliable; however, we do not make any warranties or representation of the accuracy of that data.

                         THE OPTI-flex(R) DYNAMIC FUND


                            PORTFOLIO OF INVESTMENTS
                                 June 30, 2000
                                  (Unaudited)

                                               SHARES           VALUE
                                         ------------    ------------
REGISTERED INVESTMENT COMPANIES - 100%
   Prudent Bear Fund                       1,354,071 $     5,159,011
   Montgomery Global Long-Short Fund #       155,145       4,769,164
   Rydex Energy Services Fund #              193,370       1,866,024
   Rydex Energy Fund #                       160,016       1,780,981
   Oppenheimer Real Asset Fund               206,041       1,588,574
   Oppenheimer Gold and Special Minerals     177,894       1,565,466
     Fund
   Rydex Precious Metals Fund #               63,084       1,226,353
   Franklin U.S. Long-Short Fund #            62,522       1,141,027
   Franklin Natural Resources Fund #          53,569         895,138
   Franklin Gold & Precious Metals Fund       85,536         718,501
   Caldwell & Orkin Market Opportunity           586          11,703
     Fund
   Van Kampen Worldwide High Income Fund         480           4,764
   Van Wagoner Emerging Growth Fund #             31           1,554
   Van Wagoner Technology Fund #                  23           1,459
   Grand Prix Fund #                              31           1,441
   Van Wagoner Post-Venture Fund #                35           1,403
   Van Wagoner Micro-Cap Fund #                   32           1,348
   AIM Large Cap Opportunities Fund #            104           1,333
   AIM Mid Cap Opportunities Fund                 55           1,318
   Vontobel Eastern European Equity Fund         143           1,244
   MetaMarkets.com Open Fund                      51           1,186
   Van Kampen American Value Fund #               51           1,186
   Vontobel International Equity Fund             46           1,126
   Rydex Series Trust Utilities Fund #           108           1,057
   Flex-funds Money Market Fund                2,118           2,118
                                                          -----------
TOTAL REGISTERED INVESTMENT COMPANIES
   (Cost $19,986,535)                                     20,744,479
                                                          -----------

TOTAL INVESTMENTS - 100%
   (Cost $19,986,535)                                $    20,744,479
                                                          ===========

#  Represents non-income producing security.

See accompanying notes to financial statements.

                         THE OPTI-flex(R) DYNAMIC FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2000
                                  (Unaudited)

 Assets:

    Investments, at market value (cost $19,986,535)     $ 20,744,479
    Cash                                                         456
    Unamortized organization costs                            18,679
    Prepaid expense and other assets                          18,241
    Total Assets                                          20,781,855

 Liabilities:

    Payable for underwriter commissions                        1,023
    Advisor fees payable                                      34,501
    Distribution fees payable                                 38,704
    Shareholder services fees payable                         12,192
    Organizational costs due to advisor                       22,415
    Other accrued liabilities                                 16,990
    Total Liabilities                                        125,825

 Net Assets                                             $ 20,656,030

 Components of Net Assets:

    Capital                                             $ 14,512,406
    Accumulated net investment income (loss)                (524,604)
    Accumulated undistributed net realized gains from      5,910,284
      investment transactions
    Net unrealized appreciation of investments               757,944
    Total Net Assets                                    $ 20,656,030

 Capital Stock Outstanding                                 1,331,368

 Net Asset Value -- Offering and Redemption Price Per   $      15.51
   Share

 See accompanying notes to financial statements.

                         THE OPTI-flex(R) DYNAMIC FUND

                            STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 2000
                                  (Unaudited)

 Investment Income:

    Dividends                                     $      9,425
    Interest                                             7,882
    Total Investment Income                             17,307

 Fund Expenses:

    Advisor fees                                        76,762
    Distribution expense                                76,762
    Shareholder service fee                             25,587
    Transfer agent and accounting fees                  18,680
    Trustee fees                                        13,984
    Administrative fees                                  9,978
    Registration and filing fees                         9,169
    Amortization of organization costs                   7,555
    Audit fees                                           6,072
    Custodian fees                                       5,888
    Insurance expense                                    2,377
    Other expenses                                       3,008
    Total Expenses                                     255,822

       Expenses voluntarily reimbursed by Advisor       (8,534)
       Distribution expenses reimbursed                   (903)

    Net Expenses                                       246,385

 Net Investment Income (Loss)                         (229,078)

 Realized and Unrealized Gains (Losses) from Investments:

    Net realized gains (losses) from investment      3,985,799
      transactions
    Net change in unrealized appreciation of        (4,209,880)
      investments
    Net Realized and Unrealized Losses from           (224,081)
      Investments

 Net Increase (Decrease) in Net Assets Resulting  $   (453,159)
   from Operations


 See accompanying notes to financial statements.

                         THE OPTI-flex(R) DYNAMIC FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                      Six Months    Year Ended
                                                    Ended June 30,  December 31,
                                                        2000,           1999
                                                    (Unaudited)

Increase (Decrease) In Net Assets:

   Operations:
      Net investment income (loss)                     $  (229,078) $  (229,441)
      Net realized gains (losses) from investment
        transactions                                     3,985,799    1,902,385
      Net change in unrealized appreciation of
        investments                                     (4,209,880)   4,669,767

      Net Increase (Decrease) in Net Assets Resulting
        from Operations                                   (453,159)   6,342,711

   Capital Transactions:
      Proceeds from shares subscribed                    3,032,525    1,794,654
      Cost of shares redeemed                             (669,039)  (2,183,144)

      Net Increase (Decrease) in Net Assets Resulting
        from Capital Transactions                        2,363,486     (388,490)

   Total Increase (Decrease) In Net Assets               1,910,327    5,954,221

   Net Assets - Beginning of Period                     18,745,703   12,791,482

   Net Assets - End of Period                          $20,656,030  $18,745,703

   Share Transactions:
      Subscribed                                           186,281      152,258
      Redeemed                                             (41,359)    (188,799)

      Net Increase (Decrease) in Shares Outstanding        144,922      (36,541)


See accompanying notes to financial statements.

                         THE OPTI-flex(R) DYNAMIC FUND

FINANCIAL HIGHLIGHTS

                                         Six Months Ended  Year Ended    Year Ended   Year Ended    October 1, 1996(1)
                                           June 30, 2000   December 31,  December 31, December 31,      through
                                             (Unaudited)     1999           1998         1997       December 31, 1996

 Net Asset Value, Beginning of Period       $     15.80  $     10.46   $      9.75  $     10.13  $     10.00

 Investment Operations:

   Net investment income (loss)                   (0.14)       (0.20)        (0.06)        0.03         0.09
   Net gains (losses) from investments            (0.15)        5.54          0.77         0.47         0.23
     (realized and unrealized)

   Total                                          (0.29)        5.34          0.71         0.50         0.32

 Distributions:

   From net investment income                       ---          ---           ---        (0.02)       (0.09)
   From net realized gains                          ---          ---           ---        (0.38)       (0.10)
   In excess of net realized gains                  ---          ---           ---        (0.48)         ---

   Total                                            ---          ---           ---        (0.88)       (0.19)

 Net Asset Value, End of Period             $     15.51  $     15.80   $     10.46  $      9.75  $     10.13

 Total Return (excludes redemption charge):       -1.84%(2)    51.05%         7.28%        5.02%        3.22%(2)

 Ratios/Supplemental Data:

   Net assets, end of period (000)          $    20,656  $    18,746   $    12,791  $    13,530  $     6,806
   Ratio of expenses to average net assets (5)     2.40%(3)     2.39%         2.35%        2.35%        2.39%(3)
   Ratio of net investment income (loss) to       -2.23%(3)    -1.69%        -0.56%        0.32%       17.25%(3)(4)
     average net assets
   Ratio of expenses to average net assets,        2.49%(3)     2.96%         2.99%        3.33%       14.61%(3)
     before voluntary fee reductions (5)
   Ratio of net investment income (loss)          -2.32%(3)    -2.26%        -1.20%       -0.66%        5.03%(3)
     to average net assets, before voluntary
     fee reductions
   Portfolio turnover rate                       711.06%(2)  1011.63%      1574.17%     1237.35%       18.77%(2)

(1)  Date of commencement of operations.

(2)  Not annualized.

(3)  Annualized.

(4) This ratio is higher than normal for a fund of this type because it is an annualized ratio based on the net investment income earned during the period which included annual dividends from its investment holdings.

(5) These ratios exclude the expenses of the mutual funds in which the Fund invests.

 See accompanying notes to financial statements.

                         THE OPTI-flex(R) DYNAMIC FUND

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2000
                                  (UNAUDITED)


1. ORGANIZATION

The PROACTIVE Asset Allocation Funds Trust was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The OPTI-flex Dynamic Fund (the "Fund"), a series of the PROACTIVE Asset Allocation Funds, commenced operations on October 1, 1996. The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock. The Fund's objective is to seek an above average total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments - Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices. Mutual funds are valued at the daily redemption value determined by the underlying fund.

Money market securities maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements -- The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of June 30, 2000, the Fund was not invested in any repurchase agreements.

Income Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Security Transactions - The Fund records purchases and sales of investments on the trade date. The Fund calculates realized and losses from sales of investments on the first-in first-out basis. Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

Dividends and Distributions -- Dividends to shareholders are recorded on the ex-dividend date. The Fund declares dividends from net investment income annually. The Fund distributes net capital gains, if any, on an annual basis. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment;

                         THE OPTI-flex(R) DYNAMIC FUND

                                 JUNE 30, 2000


temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains.

Organizational Costs -- Costs related to the organization of the Fund have been deferred and are being amortized on a straight-line basis over a five-year period. The amount paid by the Fund on any redemption by the stockholders of any of the initial 10,000 shares will be reduced by a portion of any unamortized organization expenses, determined by the proportion of the amount of the initial shares redeemed to the aggregate amount of the initial shares then outstanding after taking into account any prior redemptions of any of the initial shares.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

PROACTIVE Money Management, Inc. (the "Advisor") provides the Fund with investment management research, statistical and advisory services. For such services the Fund pays monthly a fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of average net assets up to $500 million, 0.65% of average net assets exceeding $500 million.

During the six months ended June 30, 2000, PROACTIVE voluntarily reimbursed expenses totaling $8,534 so that total expenses of the Fund would not exceed 2.40% of average daily net assets. To the extent the Fund does not increase net assets, the Fund is reliant upon the ability of the investment advisor to continue to provide fee reimbursements. The investment advisor is dependent upon achieving its own financial goals, including targeted increases in the Fund's net assets through net sales of fund shares, in order to provide such support to the Fund.

Pursuant to Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan") with PROACTIVE Financial Services, Inc. (the "Distributor"). Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares. Additionally, the Fund has adopted a Service Plan with the Distributor. Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts. During the six months ended June 30, 2000, distribution expenses were reduced by $903 due to reimbursements.

Certain officers and trustees of the Fund are also officers or directors of the Advisor and the Distributor and currently own 24% of the capital stock outstanding.

4. PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2000, the cost of purchases and proceeds from sales, excluding short-term investments and U.S. Government and agency obligations, were $146,667,788 and $144,467,722, respectively.

As of June 30, 2000, the aggregate cost of investments and net unrealized appreciation (depreciation) for Federal income tax purposes was comprised of the following:


                   Investments at    Unrealized     Unrealized    Net Unrealized
                        cost        Appreciation   Depreciation    Appreciation
Opti-flex
Dynamic Fund        $19,986,535       $937,799      ($179,855)       $757,944

                      [LOGO] THE OPTI-FLEX(R) DYNAMIC FUND



                               INVESTMENT ADVISOR
                        PROACTIVE Money Management, Inc.


                                   DISTRIBUTOR
                       PROACTIVE Financial Services, Inc.


                        ADDRESS OF ADVISOR & DISTRIBUTOR
                              21 Hawk Ridge Circle
                           Lake Saint Louis, MO 63367
                                  888-776-2284
                                  636-561-0100


                                    CUSTODIAN
                               Firstar Bank, N.A.
                                  Firstar Tower
                                425 Walnut Street
                              Cincinnati, OH 45202


                            TRANSFER AGENT & DIVIDEND
                                DISBURSING AGENT
                          Mutual Funds Service Company
                               6000 Memorial Drive
                                Dublin, OH 43017


                                  LEGAL COUNSEL
                     Armstrong, Teasdale, Schlafly, & Davis
                             One Metropolitan Square
                            St. Louis, MO 63102-2740


                                    AUDITORS
                                    KPMG LLP
                              Two Nationwide Plaza
                               Columbus, OH 43215



                        PROACTIVE Asset Allocation Funds
                              21 Hawk Ridge Circle
                           Lake Saint Louis, MO 63367
                                  636-561-0100